UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LEAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ¨☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(f) Determination of CFO Bonus Award for Year Ended December 31, 2019

On May 20, 2010, Leaf Group Ltd. (the “Company”) entered into a Separation and Release Agreement (the “Separation Agreement”) with Jantoon Reigersman, the Company’s former Chief Financial Officer, who resigned on May 19, 2020, as previously disclosed. The terms of Mr. Reigersman’s Amended and Restated Employment Agreement, dated March 22, 2019, specified the compensation payable to Mr. Reigersman under the Separation Agreement, which included one year of base pay, his bonus for the prior fiscal year if not already paid, and one year of acceleration of all equity grants awarded to Mr. Reigersman. As part of the approval of the Separation Agreement, on May 19, 2020, the Board of Directors determined and approved payment of $100,000 for Mr. Reigersman for his 2019 annual cash bonus (the “2019 Bonus”). The 2019 Bonus brings Mr. Reigersman’s total 2019 compensation, calculated in accordance with Item 402 of Regulation S-K, to $1,196,400, comprised of $350,000 in base salary, $738,000 in 2019 stock awards (reflecting the aggregate grant-date fair value of restricted stock units), $8,400 in other compensation, and the 2019 Bonus.

The 2019 Bonus was not included in the Summary Compensation Table included in the Company's Proxy Statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 20, 2020 (the "Proxy Statement"), because the amount of bonuses for named executive officers had not been determined at the time of filing the Proxy Statement due to economic conditions. No other amounts set forth in the Summary Compensation Table have changed and 2019 annual cash bonuses have not been determined or approved for other named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2020	LEAF GROUP LTD.

	By:	/s/ Adam Wergeles
Adam Wergeles
Executive Vice President and General Counsel